Exhibit 99.1

Intercontinental Exchange Reports Strong First Quarter 2023

• 1Q23 net revenues of $1.9 billion; recurring revenues +4% y/y

• 1Q23 GAAP diluted earnings per share (EPS) of $1.17

• 1Q23 adj. diluted earnings per share of $1.41

• 1Q23 operating margin of 51%; adj. operating margin of 61%

• Record exchanges net revenues +1% y/y; +3% y/y, constant currency (CC)*

• Record fixed income & data services revenues, +11% y/y; +12% y/y, CC*

• Top five global bank to replace in-house mortgage technology with Encompass

Jeffrey C. Sprecher,

ICE Chair & Chief Executive Officer, said,

“We are pleased to report solid first quarter results. Amidst a dynamic macroeconomic environment, our customers continue to rely on our mission-critical data and technology to provide transparency and efficiencies across asset classes and through an array of macroeconomic environments - a testament to the resiliency of our business model. As we look to the balance of the year and beyond, ICE’s diverse platform is well positioned to continue to serve our customers, generate growth and create value for our stockholders.”

ATLANTA & NEW YORK, May 4, 2023 - Intercontinental Exchange (NYSE: ICE), a leading global provider of data, technology and market infrastructure, today reported financial results for the first quarter of 2023. For the quarter ended March 31, 2023, consolidated net income attributable to ICE was $655 million on $1.9 billion of consolidated revenues, less transaction-based expenses. First quarter GAAP diluted earnings per share was $1.17. Adjusted net income attributable to ICE was $791 million in the first quarter and adjusted diluted EPS was $1.41. Please refer to the reconciliation of non-GAAP financial measures included in this press release for more information on our adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted EPS and adjusted free cash flow.

Warren Gardiner, ICE Chief Financial Officer, added: “We delivered another quarter of strong operating results, including compounding growth in our recurring revenues across all three business segments. We remain well positioned to benefit from near-term cyclical tailwinds, longer-term secular trends and are focused on investing in profitable growth to create value for our stockholders.”

*Constant currency (CC) percentage changes are calculated holding both the pound sterling and euro at the average exchange rate from 1Q22, 1.3424 and 1.1229, respectively.

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First Quarter 2023 Business Highlights

First quarter consolidated net revenues were $1.9 billion year-over-year including exchange net revenues of $1.1 billion, fixed income and data services revenues of $563 million and mortgage technology revenues of $236 million. Consolidated operating expenses were $927 million for the first quarter of 2023. On an adjusted basis, consolidated operating expenses were $740 million. Consolidated operating income for the first quarter was $969 million and the operating margin was 51%. On an adjusted basis, consolidated operating income for the first quarter was $1.2 billion and the adjusted operating margin was 61%.

$ (in millions)	Net Revenue	Op Margin	Adj Op Margin
	1Q23
Exchanges	$1,097	70%	74%
Fixed Income and Data Services	$563	39%	47%
Mortgage Technology	$236	(7)%	36%
Consolidated	$1,896	51%	61%

	1Q23	1Q22	% Chg
Recurring Revenue	$953	$921	4%
Transaction Revenue, net	$943	$978	(4)%

Exchanges Segment Results

First quarter exchange net revenues were $1.1 billion. Exchange operating expenses were $332 million and on an adjusted basis, were $288 million in the first quarter. Segment operating income for the first quarter was $765 million and the operating margin was 70%. On an adjusted basis, operating income was $809 million and the adjusted operating margin was 74%.

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$ (in millions)	1Q23	1Q22	% Chg	Const Curr(1)
Revenue, net:
Energy	$345	$353	(2)%	(1)%
Ags and Metals	70	61	14%	15%
Financials(2)	128	130	(1)%	6%
Cash Equities and Equity Options	95	99	(4)%	(4)%
OTC and Other(3)	101	97	4%	6%
Data and Connectivity Services	232	214	8%	8%
Listings	126	129	(2)%	(2)%
Segment Revenue	$1,097	$1,083	1%	3%

Recurring Revenue	$358	$343	5%	5%
Transaction Revenue, net	$739	$740	—%	2%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 1Q22, 1.3424 and 1.1229, respectively.

(2) Financials include interest rates and other financial futures and options.

(3) OTC & other includes physical energy, interest income on certain clearing margin deposits, regulatory penalties and fines, fees for use of our facilities, regulatory fees charged to member organizations of our U.S. securities exchanges, designated market maker service fees, technology development fees, exchange member fees, and agriculture grading and certification fees.

Fixed Income and Data Services Segment Results

First quarter fixed income and data services revenues were $563 million. Fixed income and data services operating expenses were $343 million and adjusted operating expenses were $301 million in the first quarter. Segment operating income for the first quarter was $220 million and the operating margin was 39%. On an adjusted basis, operating income was $262 million and the adjusted operating margin was 47%.

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$ (in millions)	1Q23	1Q22	% Chg	Const Curr(1)
Revenue:
Fixed Income Execution	$32	$15	106%	106%
CDS Clearing	101	72	41%	42%
Fixed Income Data and Analytics	276	277	—%	—%
Other Data and Network Services	154	145	6%	8%
Segment Revenue	$563	$509	11%	12%

Recurring Revenue	$430	$422	2%	3%
Transaction Revenue	$133	$87	53%	54%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 1Q22, 1.3424 and 1.1229, respectively.

Mortgage Technology Segment Results

First quarter mortgage technology revenues were $236 million. Mortgage technology operating expenses were $252 million and adjusted operating expenses were $151 million in the first quarter. Segment operating loss for the first quarter was $16 million and the operating margin was (7)%. On an adjusted basis, operating income was $85 million and the adjusted operating margin was 36%.

$ (in millions)	1Q23	1Q22	% Chg
Revenue:
Origination Technology	$167	$203	(18)%
Closing Solutions	40	72	(45)%
Data and Analytics	21	20	10%
Other	8	12	(30)%
Segment Revenue	$236	$307	(23)%

Recurring Revenue	$165	$156	6%
Transaction Revenue	$71	$151	(53)%

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Other Matters

•	The effective tax rate for the first quarter of 2023 was 21%.
•	Operating cash flow in the first quarter of 2023 was $653 million and adjusted free cash flow was $673 million.
•	Unrestricted cash was $2.1 billion and outstanding debt was $18.1 billion as of March 31, 2023.
•	Through the first quarter of 2023, ICE paid $236 million in dividends.

Updated Financial Guidance

•	ICE’s second quarter 2023 GAAP operating expenses are expected to be in a range of $905 million to $915 million. Adjusted operating expenses(1) are expected to be in a range of $763 million to $773 million.
•	ICE’s second quarter 2023 GAAP non-operating expense(2) is expected to be in the range of $105 million to $110 million. Adjusted non-operating expense is expected to be in the range of $85 million to $90 million.
•	ICE’s diluted share count for the second quarter is expected to be in the range of 559 million to 564 million weighted average shares outstanding.

(1) 2Q23 non-GAAP operating expenses exclude amortization of acquisition-related intangibles, pending Black Knight acquisition costs, and Ellie Mae integration costs.

(2) Non-operating expense includes interest income, interest expense and net other income/expense. Non-GAAP non-operating expense excludes equity earnings/losses from unconsolidated investees and net interest on pre-acquisition related debt.

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Earnings Conference Call Information

ICE will hold a conference call today, May 4, 2023, at 8:30 a.m. ET to review its first quarter 2023 financial results. A live audio webcast of the earnings call will be available on the company’s website at www.theice.com in the investor relations section. Participants may also listen via telephone by dialing 833-470-1428 from the United States or 929-526-1599 from outside of the United States. Telephone participants are required to provide the participant entry number 284962 and are recommended to call 10 minutes prior to the start of the call. The call will be archived on the company’s website for replay.

The conference call for the second quarter 2023 earnings has been scheduled for August 3rd, 2023 at 8:30 a.m. ET. Please refer to the Investor Relations website at www.ir.theice.com for additional information.

Historical futures, options and cash ADV, rate per contract, open interest data and CDS cleared information can be found at: https://ir.theice.com/investor-resources/supplemental-information/default.aspx

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Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
Revenues:	2023	2022
Exchanges	$1,673	$1,643
Fixed income and data services	563	509
Mortgage technology	236	307
Total revenues	2,472	2,459
Transaction-based expenses:
Section 31 fees	119	51
Cash liquidity payments, routing and clearing	457	509
Total revenues, less transaction-based expenses	1,896	1,899

Operating expenses:
Compensation and benefits	352	359
Professional services	28	34
Acquisition-related transaction and integration costs	21	9
Technology and communication	172	175
Rent and occupancy	20	21
Selling, general and administrative	74	55
Depreciation and amortization	260	254
Total operating expenses	927	907
Operating income	969	992
Other income/(expense):
Interest income	91	1
Interest expense	(176)	(103)
Other expense, net	(35)	(58)
Other income/(expense), net	(120)	(160)
Income before income tax expense	849	832
Income tax expense	175	165
Net income	$674	$667
Net income attributable to non-controlling interest	(19)	(10)
Net income attributable to Intercontinental Exchange, Inc.	$655	$657

Earnings per share attributable to Intercontinental Exchange, Inc. common stockholders:
Basic	$1.17	$1.17
Diluted	$1.17	$1.16
Weighted average common shares outstanding:
Basic	559	561
Diluted	561	564

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Consolidated Balance Sheets

(In millions)

	As of
	March 31, 2023	As of
	(Unaudited)	December 31, 2022
Assets:
Current assets:
Cash and cash equivalents	$2,069	$1,799
Short-term restricted cash and cash equivalents	6,145	6,149
Cash and cash equivalent margin deposits and guaranty funds	102,072	141,990
Invested deposits, delivery contracts receivable and unsettled variation margin	1,897	5,382
Customer accounts receivable, net	1,650	1,169
Prepaid expenses and other current assets	503	458
Total current assets	114,336	156,947
Property and equipment, net	1,727	1,767
Other non-current assets:
Goodwill	21,120	21,111
Other intangible assets, net	12,946	13,090
Long-term restricted cash and cash equivalents	405	405
Other non-current assets	1,016	1,018
Total other non-current assets	35,487	35,624
Total assets	$151,550	$194,338

Liabilities and Equity:
Current liabilities:
Accounts payable and accrued liabilities	$949	$866
Section 31 fees payable	118	223
Accrued salaries and benefits	146	352
Deferred revenue	562	170
Short-term debt	—	4
Margin deposits and guaranty funds	102,072	141,990
Invested deposits, delivery contracts payable and unsettled variation margin	1,897	5,382
Other current liabilities	262	184
Total current liabilities	106,006	149,171
Non-current liabilities:
Non-current deferred tax liability, net	3,409	3,493
Long-term debt	18,123	18,118
Accrued employee benefits	157	160
Non-current operating lease liability	233	254
Other non-current liabilities	411	381
Total non-current liabilities	22,333	22,406
Total liabilities	128,339	171,577

Equity:
Intercontinental Exchange, Inc. stockholders’ equity:
Common stock	6	6
Treasury stock, at cost	(6,274)	(6,225)
Additional paid-in capital	14,388	14,313
Retained earnings	15,362	14,943
Accumulated other comprehensive loss	(315)	(331)
Total Intercontinental Exchange, Inc. stockholders’ equity	23,167	22,706
Non-controlling interest in consolidated subsidiaries	44	55
Total equity	23,211	22,761
Total liabilities and equity	$151,550	$194,338

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Non-GAAP Financial Measures and Reconciliation

We use non-GAAP measures internally to evaluate our performance and in making financial and operational decisions. When viewed in conjunction with our GAAP results and the accompanying reconciliation, we believe that our presentation of these measures provides investors with greater transparency and a greater understanding of factors affecting our financial condition and results of operations than GAAP measures alone. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparison of results because the items described below as adjustments to GAAP are not reflective of our core business performance. These financial measures are not in accordance with, or an alternative to, GAAP financial measures and may be different from non-GAAP measures used by other companies. We use these adjusted results because we believe they more clearly highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our core operating performance. We strongly recommend that investors review the GAAP financial measures and additional non-GAAP information included in our Quarterly Report on Form 10-Q, including our consolidated financial statements and the notes thereto.

Adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income attributable to ICE common stockholders, adjusted diluted earnings per share and adjusted free cash flow for the periods presented below are calculated by adding or subtracting the adjustments described below, which are not reflective of our cash operations and core business performance, and their related income tax effect and other tax adjustments (in millions, except for per share amounts):

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Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,
	2023	2022	2023	2022	2023	2022	2023	2022
Total revenues, less transaction-based expenses	$1,097	$1,083	$563	$509	$236	$307	$1,896	$1,899
Operating expenses	332	299	343	354	252	254	927	907
Less: Amortization of acquisition-related intangibles	16	16	42	49	92	88	150	153
Less: Transaction and integration costs	12	—	—	—	9	8	21	8
Less: Other	16	—	—	—	—	—	16	—
Adjusted operating expenses	$288	$283	$301	$305	$151	$158	$740	$746
Operating income/(loss)	$765	$784	$220	$155	$(16)	$53	$969	$992
Adjusted operating income	$809	$800	$262	$204	$85	$149	$1,156	$1,153
Operating margin	70%	72%	39%	30%	(7)%	17%	51%	52%
Adjusted operating margin	74%	74%	47%	40%	36%	49%	61%	61%

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Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Net income attributable to ICE	$655	$657
Add: Amortization of acquisition-related intangibles	150	153
Add: Transaction and integration costs	21	8
Less: Net interest income on pre-acquisition-related debt	(6)	—
Add: Net losses from unconsolidated investees	35	42
Add: Other	16	9
Less: Income tax effect for the above items	(57)	(58)
Add/(Less): Deferred tax adjustments on acquisition-related intangibles	1	(7)
Less: Other tax adjustments	(24)	—
Adjusted net income attributable to ICE	$791	$804

Diluted earnings per share	$1.17	$1.16

Adjusted diluted earnings per share	$1.41	$1.43

Diluted weighted average common shares outstanding	561	564

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Adjusted Free Cash Flow Calculation

(In millions)

(Unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Cash flow from operations	$653	$756
Less: Capital expenditures and capitalized software development costs	(85)	(103)
Add: Section 31 fees, net	105	7
Adjusted free cash flow	$673	$660

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About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is a Fortune 500 company that designs, builds and operates digital networks to connect people to opportunity. We provide financial technology and data services across major asset classes that offer our customers access to mission-critical workflow tools that increase transparency and operational efficiencies. We operate exchanges, including the New York Stock Exchange, and clearing houses that help people invest, raise capital and manage risk across multiple asset classes. Our comprehensive fixed income data services and execution capabilities provide information, analytics and platforms that help our customers capitalize on opportunities and operate more efficiently. At ICE Mortgage Technology, we are transforming and digitizing the U.S. residential mortgage process, from consumer engagement through loan registration. Together, we transform, streamline and automate industries to connect our customers to opportunity.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located at http://www.intercontinentalexchange.com/terms-of-use. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 - Statements in this press release regarding ICE’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE’s Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in Intercontinental Exchange, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 2, 2023. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all factors that may affect our business and prospects. Further, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SOURCE: Intercontinental Exchange

ICE-CORP

ICE Investor Relations Contact:

Katia Gonzalez

+1 678 981 3882

katia.gonzalez@ice.com

investors@ice.com

ICE Media Contact:

Josh King

+1 212 656 2490

josh.king@ice.com

media@ice.com

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